UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2011

VSB Bancorp, Inc.
(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128
(State or other jurisdiction	Commission File	IRS Employer Identification
of incorporation)	Number	No.

4142 Hylan Boulevard, Staten Island, New York 10308
Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of VSB Bancorp., Inc. has completed a comprehensive review and redrafting of the Corporation’s bylaws. The Board then adopted amendments to the bylaws on January 11, 2011, which amendments were effective immediately. In addition to substantive changes, a number of changes were made to improve readability, make language consistent, remove obsolete language, reorder and reorganize the provisions and correct errors. The following table sets forth all material changes to the bylaws. A full text of the by-laws, as amended, is included as Exhibit 3(ii) to this report. A marked copy of the by-laws, showing all additions and deletions, is included as Exhibit 3(ii)(A).

Amended Provision	Original Provision
The Annual Meeting of Stockholders shall be held within New York State on such date as is set by the Board of Directors.	The Annual Meeting of Stockholders must be on the last Tuesday of April in Staten Island, or at such other place and time as is set by the Board of Directors.
Special meetings of Stockholders may be called only by the Board of Directors, unless otherwise “required” by law.	The proviso formerly said unless otherwise “provided” by law.
The Board may establish alternative voting methods, such as the use of internet-based voting systems, provided that they are permitted by law.	No provision.
Unless otherwise “required” by statute, a quorum at a Stockholders’ meeting is one-third of the shares entitled to vote.	The proviso formerly stated “except as otherwise provided by statute.”
Directors are elected by a plurality of the votes cast at a meeting of Stockholders.	No former provision, but by-laws conform to existing statute.
Limitation on Stockholder right to bring business before an annual meeting of Stockholders does not apply when otherwise required by the Securities Exchange Act of 1934, as amended, provided that the Stockholder complies with the notice requirements of the by-laws to the extent not in violation of such statute.	No provision.
For a Stockholder to make a proposal at an Annual Meeting, the Stockholder must give notice to the Corporation that is received at least 120 days before the anniversary of the date that the prior year’s proxy materials were released to Stockholders	The Corporation must receive notice of Stockholder proposal at least 90 days prior to the date of the meeting.
If date of the Annual Meeting changes by more than 30 days, notice must be received a reasonable time before the Corporation beings to prepare its proxy materials.	If the date of the meeting is changed by 30 days, notice must be received within 10 days after public disclosure of the date of the meeting, with extensive definition of “public disclosure.”

Stockholder making proposal at annual meeting must state in notice the date when shares were acquired by the Stockholder and whether the Stockholder owns any put options, has sold any core options, or otherwise owns any derivative securities or has any contracts which might, in the future, effect the Stockholder’s ownership or voting rights.	No similar provision.
Each Director must be a resident of the state of New York or New Jersey	No provision.
Each Director must either have his or her primary residence in Richmond County, New York, or have his or her principal place of employment in Richmond County, New York	No provision.
Mandatory retirement for Directors at age 70.	Mandatory retirement for Directors at age 67.
Board actions may be taken at a meeting or by unanimous written consent.	No provision for unanimous written consent.
Notice of special meetings of the Board may be personally delivered or given by telephone, e-mail or fax transmission at least 48 hours before the meeting.	Notice must be given at least 24 hours before the meeting and may be by telephone, telegraph or fax transmission.
Former provision deleted	Participation in meetings by conference telephone call permitted only if approved by the Chairman.
Board of Directors may act by unanimous written consent in lieu of a vote at a meeting.	No provision.
Directors must be given 48 hours’ notice of any meeting at which a Director vacancy if filled.	No provision.
Directors elected by the Board to fill a vacancy serve until the next meeting of Stockholders at which the election of Directors is in the regular course of business.	Directors elected by the Board serve for the balance of the unexpired term.
No provision.	If the number of Directors is nine or more, two vacancies may be left unfilled.
Board may fill vacancies in directorships without limit.	Board may fill only vacancies not exceeding one-third of the entire Board and all other vacancies must be filled by election by Stockholders.
“Cause,” for the purpose of determining when Stockholders may remove Directors for cause, is expressly defined to include four different classes of bad acts, as detailed in Article Two, Section 8, of the Amended By Laws.	No definition of “cause,” for the purpose of determining when Stockholders may remove a Director.
No provision.	The President of the Corporation must be a member of the Board of Directors.
No provision.	The Chairman is an ex officio member of all committees.
Officers are elected for terms expiring at the next annual meeting of the Board, but they serve at the pleasure of the Board and may be removed at any time.	No express provision for removal of officers from office.

If there is an officer vacancy, the Board may elect a substitute to fill the vacancy at any time.	Filling officer vacancies was optional but was permitted only at either at the next regular Board meeting or at a special meeting called for the purpose of filling the vacancy.
Delegation of the powers and duties of any officer to any other officer or to a Director can be done only at a meeting upon 48 hours’ notice and requires the approval of a majority of all Directors.	No provision limiting the ability to delegate authority.
The Audit Committee appoints the Auditor.	The Board appoints the Auditor.
Language clarified to permit appointment of an “independent audit firm.”	No reference to “independent audit firm.”
The Audit Committee fixes the compensation of the Auditor or the independent firm and notifies the Board of the compensation arrangement at the Board’s next scheduled meeting.	The Board sets the compensation of the Auditor.
A vice-president, as well as the Chairman of the Board or the President, is authorized to sign stock certificates for the Corporation’s stock.	Vice-presidents not included in the list of officers authorized to sign stock certificates.
Board has authority to impose a requirement for the posting of an indemnity bond as a condition of replacing a lost stock certificate.	No express authority in the by-laws for requiring an indemnity bond.
If a Director, Officer or employee commences a legal action to recover any indemnification payment due from the Corporation, and is the prevailing party in such legal action, the Director, Officer or employee is entitled to recover all reasonable attorneys’ fees and attorneys’ disbursements in the legal action.	No provision.
A waiver of notice of meeting by a stockholder or director may be by an “authenticated electronic document,” as well as in writing.	Waiver of notice must be in writing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2011

VSB Bancorp, Inc.

By:	/s/ Raffaele M. Branca
Raffaele M. Branca
President, CEO and CFO